As filed with the Securities and Exchange Commission on June 24, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 24, 2005

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant's telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ /	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ /	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ /	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01        Regulation FD Disclosure

      During the second quarter of  2005, First Charter Corporation (the "Corporation") received notice of payment of Bank Owned Life Insurance ("BOLI") in the amount of $852,000. This payment will be booked as a one-time gain during the second quarter of 2005, and reflected in the quarter-end income statement.  This payment represents the largest payment  received by the Corporation since the BOLI was purchased late in the fourth quarter of 2002.  Because of the nature of the BOLI program, the amount and timing of any future claims cannot be predicted.

     The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ CHARLES A. CASWELL

Charles A. Caswell
Chief Financial Officer

Dated: June 24, 2005